10.3



                              SETTLEMENT AGREEMENT

         This Settlement Agreement (this "Agreement") is dated as of this 30th day of April, 2003 between HUMANA TRANS SERVICE GROUP, LTD. (the "Company"), a Delaware corporation located at 7466 New Ridge Road, Suite 7, Hanover, Maryland 21076, a wholly-owned subsidiary of NATIONAL MANAGEMENT CONSULTING INC., a Delaware corporation (NMC") located at 545 Madison Avenue, 6th Floor, New York, New York 10022, and JAMES W. ZIMBLER, an individual residing at 337 Glengarry Lane, State College, Pennsylvania 16801 ("JWZ").

                                   WITNESSETH:

         WHEREAS, the Company entered into a Employment Agreement effective as of March 1, 2003 with JWZ (the "Employment Agreement") and NMC as a party to the Employment Agreement guaranteed the financial performance of the Company with regard to the obligations set forth in Sections 6 (a) and (c) thereof; and


         WHEREAS, the Company, NMC and JWZ have determined that it is in the best interests of all parties to the Employment Agreement to terminate the Employment Agreement on the terms set forth herein and in conjunction with such termination, JWZ shall also return 1,750,000 shares of common stock of NMC owned by JWZ with attached stock powers duly executed in blank and guaranteed by a Medallion participant to NMC which shares of common stock shall be cancelled (the "Returned Shares"); and

         WHEREAS, in conjunction with the termination of the Employment Agreement, the Company, NMC and JWZ have agreed to enter into a stock purchase agreement (the "Stock Purchase Agreement") pursuant to which, among other things, JWZ or an entity controlled by JWZ (collectively, the "Purchaser") will purchase all the shares of the Company (the "Humana Shares") and together with JWZ, will execute a secured promissory note in connection therewith (the "Note") secured by certain shares of common stock owned by JWZ or owned through entities controlled by JWZ, that are to be pledged to NMC pursuant to a pledge agreement and an escrow agreement (the "Pledge Agreement" and the "Escrow Agreement"); and

         WHEREAS, in conjunction with the Purchaser's acquisition of the Humana Shares, JWZ will enter into a consulting agreement with NMC to provide on a non-exclusive basis, introductions to NMC with regard to a variety of potential corporate transactions with compensation to be set forth in such consulting agreement (the "Consulting Agreement") (the Employment Agreement, Stock Purchase Agreement, Note, Pledge Agreement, Escrow Agreement and Consulting Agreement shall be referred to collectively as the "Ancillary Agreements").


         NOW, THEREFORE, for good and valuable consideration, the Company, NMC, and JWZ, intending to be legally bound, agree as follows:

1. TERMINATION OF EMPLOYMENT AGREEMENT. Upon execution of this Agreement
JWZ's employment under the Employment Agreement shall terminate and (A) JWZ shall deliver unconditionally certificate or certificates representing the Returned Shares to NMC which Returned Shares shall be cancelled and retired by NMC and shall cease to exist; and (B) there shall be no further obligations of any kind owed by either (i) JWZ to the Company and NMC or (ii) the Company and NMC to JWZ, including, but not limited to:

          (a) any commissions, salary, bonuses, stock, options or any other form of compensation, including any securities that may be held on JWZ or Sentry Capital Management Inc.'s behalf by Michael Krome, Esq;

          (b) any expenses, including, but not limited to, meals, travel, computer equipment expense, or telephone expense.

         2. MUTUAL RELEASES. (A) Upon execution of this Agreement by JWZ, the Company and NMC:

         (i) RELEASE. JWZ, any entity controlled or under the authority of JWZ and JWZ's immediate family members, dependents, personal representatives, heirs, creditors, executors, administrators, successors, assigns or counsel do hereby fully and forever, release Waive and discharge the Company and NMC and their respective officers, directors, shareholders, agents, attorneys, and employees, whether past, present, or future (the "Released Parties") form any and all actins, suits, debts, demands, damages, claims, judgments, or liabilities of any nature, including costs and attorneys' fees, whether known or unknown, including, but not limited to, all claims arising out of JWZ's employment with or separation from any of the Released Parties, such as (by way of example only) any claim for bonus, severance, or other benefits apart from the benefits stated herein; breach of contract; wrongful discharge; impairment of economic opportunity; any claim under common-law or at equity; any tort; claims for reimbursements; claims for commissions; or claims for employment discrimination under any state, federal and local law, statute, or regulation or claims related to any other restriction or the right to terminate employment, including without limitation, Title VII of the Civil Rights Act of 1964, as Amended, the Americans with Disabilities Act of 1990, as Amended, and the Human Rights Act, as Amended. Nothing herein shall release any party from any obligation under this Agreement. JWZ acknowledges and agrees that this release and the covenant not to sue set forth in Section 2 are essential and material terms of this Agreement and that, without such release and covenant not to use, no agreement would have been reached by the parties and no benefits under the plan would have been paid. JWZ understands and acknowledges the significance and consequences of this release and this Agreement.

     (ii) COVENANT NOT TO SUE. To the maximum extent permitted by law, JWZ covenants not to sue or to institute or cause to be instituted any action in any federal, state, or local agency or court against any of the Released Parties, including but not limited to any of the claims released in paragraph 2 of this Agreement. In the event of JWZ's breach of the terms of this Agreement, without prejudice to Company's other rights and remedies available at law or in equity, except as prohibited by law, JWZ shall be liable for all costs and expenses (including, without limitation, reasonable attorney's fees and legal expenses) incurred by the

         (iii) NON-DISCLOSURE. JWZ agrees that JWZ shall not disclose, divulge or furnish to any person or entity the contents of this Agreement or the circumstances relating to termination of JWZ's employment, except as required by law, or pursuant to valid subpoena, discovery notice, demand or request, or Court order or process, PROVIDED, HOWEVER, that JWZ may disclose such information to JWZ's attorney, accountant or as required by law.

                           (B) the  Company  and NMC and the  Company  and NMC's
respective officers, directors, employees, agents, successors, assigns or counsel do hereby fully and forever, release, waive and discharge JWZ, any entity controlled or under the authority of JWZ, and JWZ's heirs, creditors, executors, successors and assigns and representatives (hereinafter collectively referred to as the "Releasees") from and against each and every claim, demand, cause of action, obligation, damage, complaint, expense or action of any kind, description or nature whatsoever, known or unknown, suspected or unsuspected, including, but not limited to, any claims for any moneys, or stock or stock options that the Company and NMC and the Company and NMC's respective officers, directors, employees, agents, successors, assigns or counsel has or may hereafter have, against the Releasees arising out of any relationship involving NMC and the Company including, but not limited to, the Employment Agreement. This release specifically excludes the rights and obligations of the parties under the Stock Purchase Agreement, the Pledge Agreement, the Note, the Guaranty, and the Consulting Agreement and the Escrow Agreement.

                  3. REPRESENTATIONS OF JWZ. JWZ represents, warrants and agrees as follows:

                  3.1 AUTHORITY TO EXECUTE AND PERFORM AGREEMENT; NO BREACH. JWZ has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully his obligations hereunder. This Agreement has been duly executed and delivered by JWZ and, assuming due execution and delivery by, and enforceability against, the Company and NMC, constitutes the valid and binding obligation of JWZ enforceable in accordance with its terms, subject to the qualifications that enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors, and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). No approval or consent of, or filing with, any governmental or regulatory body, and no approval or consent of, or filing with, any other person is required to be obtained by JWZ or in connection with the execution and delivery by JWZ of this Agreement and consummation and performance by it of the transactions contemplated hereby. The execution, delivery and performance of this Agreement by JWZ and the consummation of the transactions contemplated hereby in accordance with the terms and conditions hereof by JWZ will not:

                           (a) knowingly violate, conflict with or result in the
                  breach of any of the material terms of, or constitute (or with notice or lapse of time or both would constitute) a material default under, any contract, lease, agreement or other instrument or obligation to which JWZ is a party or by or to which any of the properties and assets of JWZ may be bound or subject;

                           (b) violate any order, judgment, injunction, award or
                  decree of any court, arbitrator, governmental or regulatory body, by which either JWZ or the securities, assets, properties or business of JWZ is bound; or

                           (c) knowingly violate any statute, law or regulation.

         4. REPRESENTATIONS OF THE COMPANY AND NMC. The Company and NMC represent, warrant and agree as follows:

                  4.1 AUTHORIZATION. Each have full power, legal capacity and authority to enter into this Agreement, to execute all attendant documents and instruments necessary to consummate the transaction herein contemplated, and to perform all of its obligations hereunder. This Agreement and all other agreements, documents and instruments to be executed in connection herewith have been effectively authorized by all necessary action, corporate or otherwise, on the part of the Company and NMC, which authorizations remain in full force and effect, have been duly executed and delivered by the Company and NMC, and no other corporate proceedings on the part of the Company and NMC are required to authorize this Agreement and the transactions contemplated hereby, except as specifically set forth herein. This Agreement constitutes the legal, valid and binding obligation of the Company and NMC and is enforceable with respect to the Company and NMC in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws of court decisions relating to or affecting generally the enforcements of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement, nor the consummation by the Company and NMC of any of the transactions contemplated hereby, or compliance with any of the provisions hereof, will (i) conflict with or result in a breach or, violation of, or default under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of its charter documents) to which the Company and NMC is a party or by which either of them or any of their assets or properties may be bound, or (ii) violate any judgment, order, injunction, decree, statute or rule applicable to any Purchaser. No authorization, consent or approval of any public body of authority or any third party is necessary for the consummation by the Company and NMC of the transactions contemplated by this Agreement.

         5.       MISCELLANEOUS PROVISIONS.

                  5.1 SEVERABILITY. In the event that any provision of this Agreement is found to be illegal or unenforceable by any court or tribunal of competent jurisdiction, then to the extent that such provision may be made enforceable by amendment to or modification thereof, the parties agree to make such amendment or modification so that the same shall be made valid and enforceable to the fullest extent permissible under existing law and public policies in the jurisdiction where enforcement is sought, and in the event that the parties cannot so agree, such provision shall be modified by such court or tribunal to conform, to the fullest extent permissible under applicable law, to the intent of the Parties in a valid and enforceable manner, if possible and if not possible, then be stricken entirely from the Agreement by such court or tribunal and the remainder of this Agreement shall remain binding on the parties hereto.

                  5.2 AMENDMENT. No amendment or modification of the terms or conditions of this Agreement shall be valid unless in writing and signed by the party or parties to be bound thereby.

                  5.3 GOVERNING LAW. This Agreement shall be interpreted, construed, governed and enforced according to the internal laws of the State of New York without regard to conflict or choice of law principles of New York or any other jurisdiction. This Agreement shall be executed in New York and is intended to be performed in New York. In the event of litigation arising out of this Agreement, the parties hereto consent to the personal jurisdiction of the State of New York, County of New York.

                  5.4 NO WAIVER. If any party to this Agreement fails to, or elects not to enforce any right or remedy to which it may be entitled hereunder or by law, such right or remedy shall not be waived, nor shall such nonaction be construed to confer a waiver as to any continued or future acts, nor shall any other right or remedy be waived as a result thereof. No right under this Agreement shall be waived except as evidenced by a written document signed by the party waiving such right, and any such waiver shall apply only to the act or acts expressly waived in said document.

                  5.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart will, for all purposes, be deemed an original instrument, but all such counterparts together will constitute but one and the same Agreement.

                  5.6 BINDING AGREEMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and upon their respective heirs, successors, assigns and legal representatives.

                  5.7 COUNSEL. Each of the parties hereto represents that it, she or he has consulted legal counsel in connection with this Agreement, or has been given full opportunity to review this Agreement with counsel of his, her or its choice prior to execution thereof. The parties hereto waive all claims that they were not adequately represented in connection with the negotiation, drafting and execution of this Agreement. Each party further agrees to bear its own costs and expenses, including attorneys' fees, in connection with this Agreement. If any party initiates any legal action arising out of or in connection with enforcement of this Agreement, the prevailing party in such legal action shall be entitled to recover from the other party all reasonable attorneys' fees, expert witness fees and expenses incurred by the prevailing party in connection therewith.

                  5.8 NOTICES. All notices and demands permitted, required or provided for by this Agreement shall be made in writing, and shall be deemed adequately delivered if delivered by hand or by mailing the same via the United States Mail, prepaid certified or registered mail, return receipt requested, or by priority overnight courier for next business day delivery by a nationally recognized overnight courier service that regularly maintains records of its pick-ups and deliveries and has daily deliveries to the area to which the notice is sent, addressed to the parties at their respective addresses as shown below:


                  NAME                                        ADDRESS

                  To the Company or NMC:             National Management Consulting, Inc.
                                                     545 Madison Avenue, 6th Floor
                                                     New York, New York 10022

                  With a Copy To:                    Moritt Hock Hamroff & Horowitz LLP
                                                     400 Garden City Plaza, Suite 202
                                                     Garden City, New York  11530
                  Facsimile:                         (516) 683-1500

                  To James W. Zimbler:               337 Glengarry Lane
                                                     State College, Pa. 16801
                  Facsimile:                         (516) 228-8211

                  With a Copy to:                    Michael Krome, P.C.
                                                     8 Teak Court
                                                     Lake Grove, New York  11755
                  Facsimile:                         (631) 737-8382

                  Notices delivered personally shall be deemed communicated as of the date of actual receipt. Notices mailed as set forth above shall be deemed communicated as of the date three (3) business days after mailing, and notices sent by overnight courier shall be deemed communicated as of the date one (1) business day after sending.

                  5.9 ENTIRE AGREEMENT. This Agreement and the Ancillary Agreements set forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promises, understandings, letters of intent, covenants, arrangements, communications, representations or warranties, whether oral or written, by any party hereto or by any related or unrelated third party. All exhibits attached hereto, and all certificates, documents and other instruments delivered or to be delivered pursuant to the terms hereof are hereby expressly made a part of this Agreement, and all references herein to the terms "this Agreement", "hereunder", "herein", "hereby" or "hereto" shall be deemed to refer to this Agreement and to all such writings.

                  5.10  SUCCESSORS  AND  ASSIGNS.  As used  herein the term "the
         Parties"  shall  include  their  respective   successors  in  interest,
         licensees or assigns.

                  5.11 EXECUTION. Each person who signs this Agreement on behalf of a corporate entity represents and warrants that he has full and complete authority to execute this Agreement on behalf of such entity. Each party shall bear the fees and expenses of its counsel and its own out-of-pocket costs in connection with this Agreement.

                  5.12 CAPTIONS. The captions appearing in this Agreement are for convenience only, and shall have no effect on the construction or interpretation of this Agreement.


                            [SIGNATURE PAGE FOLLOWS]

                    [SIGNATURE PAGE TO SETTLEMENT AGREEMENT]

         Executed by the Parties on this 30th day of April, 2003.


                                    NATIONAL MANAGEMENT CONSULTANTS, INC.


                                    By: _____________________________________
                                           Name:  Steven A. Horowitz
                                           Title:    President


                                    HUMANA TRANS SERVICES GROUP, LTD.


                                    By: _____________________________________
                                           Name:  Steven A. Horowitz
                                           Title:    Chief Executive Officer


                                    JAMES W. ZIMBLER

                                    ----------------------------------------